Fees Summary	Jun. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,494,467,500.00
Previously Paid Amount	0.00
Total Fee Amount	535,002.97
Total Offset Amount	0.00
Net Fee	$ 535,002.97
Final Prospectus	false